                                                                      Exhibit 24

                           LIMITED POWER OF ATTORNEY

The undersigned hereby  constitutes and appoints  each of Ilan  Danieli and Carl
Iberger, signing singly, and with full power of substitution, the  undersigned's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or  director of Precipio, Inc.  (the "Company"), from time  to time the following  U.S. Securities and  Exchange Commission ("SEC")
forms: (i) Form ID, including any attached documents, to effect the assignment of codes  to the undersigned to be used in  the transmission of information to the  SEC using the EDGAR  System; (ii)  Form 3,  Initial Statement  of
Beneficial  Ownership of Securities, including any attached documents; (iii)
Form 4, Statement of Changes in Beneficial Ownership  of Securities, including any attached documents;  (iv) Form 5,  Annual Statement  of Beneficial
Ownership of  Securities in accordance with Section 16(a) of the Securities
Exchange Act of 1934, as amended,  and the rules thereunder, including  any attached documents;  (v) Schedule 13D  and (vi) amendments of each  thereof, in accordance  with the Securities  Exchange Act of 1934, as amended, and the rules thereunder, including any attached documents;

        (2) do and perform any and all  acts for and on behalf of the undersigned which may be necessary or desirable to complete  and execute any such Form 3, 4  or 5, Schedule 13D or any amendment(s) thereto, and timely file such form(s) with  the SEC and any securities exchange, national association or similar authority; and

        (3)  take  any  other action  of  any  type whatsoever  in  connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit  to, in the  best interest  of, or  legally required  by, the undersigned, it  being understood that the documents executed by such attorney-
in-fact on behalf of the undersigned pursuant to this Power of  Attorney shall be in such form  and shall contain such terms and conditions  as such attorney-
in-fact may approve  in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact, acting singly, full power and authority  to do and  perform any and  every act and thing whatsoever requisite, necessary or proper to be done  in the exercise of any of the  rights and  powers  herein  granted,  as  fully to  all  intents and  purposes  as the undersigned  might  or  could  do if  personally  present, with  full power  of substitution  or  revocation,  hereby ratifying  and confirming  all that  such attorney-in-fact, or  such attorney-in-fact's substitute or  substitutes, shall lawfully do or  cause to be  done by virtue of this power  of attorney and  the rights  and  powers  herein  granted.  The undersigned  acknowledges  that  the foregoing attorneys-in-fact, in serving in such capacity at the request  of the undersigned,  are  not  assuming,  nor  is the  Company  assuming,  any  of the undersigned's responsibilities to comply with Section 16 or Regulation 13D-G  of the Securities Exchange Act of  1934, as
amended. The undersigned  hereby agrees to indemnify the attorneys-in-fact and the Company from and against any  demand, damage, loss, cost or expense  arising from any false or  misleading information provided by the undersigned to the attorneys-in-fact.

        This  Power  of  Attorney  shall  remain in  full  force  and  effect until the undersigned  is  no longer  required  to file  such  forms with respect  to the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the foregoing attorneys-in-fact. This Power  of Attorney supersedes any  prior power of attorney in connection with  the undersigned's capacity as an  officer and/or director  of  the  Company.  This  Power of
Attorney  shall  expire  as  to any individual attorney-in-fact if such attorney-in-fact ceases to be  an executive officer of, or legal counsel to, the
Company.

        IN WITNESS  WHEREOF, the  undersigned has  caused this  Power of
Attorney to be executed as of September 28, 2017.

                                                  /s/ Jeffrey Cossman
                                                  -----------------------------
                                                  Name: Jeffrey Cossman